UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007
AKEENA SOLAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52385	20-5132054

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 University Avenue, Los Gatos, CA	95032

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 395-7774
N/A

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to amend the Current Report on Form 8-K of Akeena Solar, Inc. (the “Company”) filed with the Securities and Exchange Commission on March 29, 2007 (the “Original 8-K”) to correct an error in the Company’s weighted average shares number set forth in Exhibit 99.2 to the Original 8-K.
Item 2.02. Results of Operations and Financial Condition
On March 29, 2007, the Company issued a press release discussing its results of operations for the fiscal fourth quarter and year ended December 31, 2006. The Original 8-K was filed, containing a copy of the press release and the Company’s unaudited financial statements for the fiscal fourth quarter and year ended December 31, 2006 as Exhibit 99.1 and Exhibit 99.2, respectively. In the Company’s Consolidated Statement of Operations (Exhibit 99.2), the Company erroneously listed the “weighted average shares used in computing (loss) earnings per common equivalent share” for the year ended December 31, 2006, as 10,304,739, instead of 11,193,143. However, this number did not impact any of the other information in the Original 8-K, as the loss per share was properly calculated to be $(0.16).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AKEENA SOLAR, INC.
Date: March 29, 2007	By:	/s/ David Wallace
		Name:	David Wallace
		Title:	Chief Financial Officer